Exhibit 10.209

AMENDMENT NO. 1 TO UNSECURED AMENDED AND RESTATED PROMISSORY NOTE

(Original Principal Amount $2,500,000)

This Amendment No. 1 to Unsecured Amended and Restated Promissory Note (the "Amendment") is made as of June 30, 2019 (the “Effective Date”), by and between TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation ("Maker"), and GREAT HARBOR CAPITAL, LLC, a Delaware limited liability company ("Holder").

WHEREAS, the Maker is indebted to the Holder under a certain Unsecured Amended and Restated Promissory Note in the principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) dated August 30, 2016 (the "Note"); and

WHEREAS, the Borrower and the Holder have agreed to amend the Note in accordance with this Amendment.

NOW, THEREFORE, the parties hereto agree as follows:

1.     In the introduction paragraph, the phrase "December 30, 2019" is hereby restated in its entirety to read as "October 22, 2021" such that the Maturity Date shall be October 22, 2021.

2.     Except as expressly amended hereby, all terms and conditions of the Note shall remain in full force and effect.

3.     Upon the effectiveness of this Amendment, each reference in the Note to "the Note," "this Note," "hereunder," "hereof," "herein," or words of similar import shall mean and be a reference to the Note, as amended by this Amendment.

4.     This Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings, and agreements between such parties with respect to the subject matter hereof. To the extent of any conflict between the terms and conditions of this Amendment and the Note, the terms and conditions of this Amendment shall govern.

5.     This Amendment may be executed in one or more counterparts, including by means of facsimile and/or portable document format, each of which shall be an original and all of which shall together constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

Amendment No. 1 to Unsecured Amended and Restated Promissory Note ($2,500,000 – Great Harbor)

IN WITNESS WHEREOF, Maker and Holder have executed this Amendment as of the date first above written.

TWINLAB CONSOLIDATED HOLDINGS, INC.

By:	/s/Anthony Zolezzi
Anthony Zolezzi
Chief Executive Officer

GREAT HARBOR CAPITAL, LLC

By:	/s/David Van Andel
David Van Andel
President

Amendment No. 1 to Unsecured Amended and Restated Promissory Note ($2,500,000 – Great Harbor)